                             SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                       1934

   Filed by the Registrant [X]

   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission
   Only (as permitted by Rule 14a-6(e)(2))

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                              One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).:
                                          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                          N/A
        ------------------------------------------------------------------------

Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                          N/A
        ------------------------------------------------------------------------

     (3)  Filing Party:
                                          N/A
        ------------------------------------------------------------------------

     (4)  Date Filed:
                                          N/A
        ------------------------------------------------------------------------

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T Funds
                     BB&T Intermediate Corporate Bond Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the BB&T Intermediate Corporate Bond Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                     BB&T INTERMEDIATE CORPORATE BOND FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 28, 2001

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of BB&T Intermediate Corporate Bond Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), will be held at 4:00 p.m. (Eastern Time) on November 28, 2001 at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio, 43219, for the following purposes:

     1. To approve an Investment Sub-Advisory Agreement between BB&T Asset Management, LLC ("BB&T") and Federated Investment Management Company ("Federated") with respect to the Fund;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on October 12, 2001 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                              By Order of the Trustees,

                                              Mark S. Redman
                                              Secretary
                                              BB&T Funds

NOVEMBER 1, 2001

SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY BB&T FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BB&T FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

To Shareholders of the BB&T Intermediate Corporate Bond Fund:

     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") of BB&T Intermediate Corporate Bond Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), has been scheduled for November 28, 2001. The purpose of this Meeting is to submit to the Shareholders a vote (1) to approve an Investment Sub-Advisory agreement between BB&T Asset Management, LLC ("BB&T" or the "Adviser") and Federated Investment Management Company (Federated or the "Sub-Adviser"), and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     While you are, of course, welcome to join us at the Meeting, most Shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                              Sincerely,

                                              Walter B. Grimm
                                              President
                                              BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT AN INVESTMENT SUB-ADVISORY AGREEMENT?

A. In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the service to be provided by Federated and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to Shareholders.

Q. WILL APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. No. Under the proposed agreement, the Investment Adviser will continue to have full responsibility for providing investment advisory services to the Fund and will compensate the Sub-Adviser at its sole expense.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of October 12, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds, including the independent members, recommends that you vote "FOR" adopting the proposed Investment Sub-Advisory Agreement. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                     BB&T INTERMEDIATE CORPORATE BOND FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 28, 2001
                            ------------------------

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Trust") on behalf of BB&T Intermediate Corporate Bond Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on November 28, 2001 at the Special Meeting of Shareholders of the Fund at 4:00 p.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or BISYS Fund Services, Limited Partnership ("BISYS"), the Trust's administrator pursuant to a management and administration agreement between BISYS and the Trust dated June 1, 2000. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     Only Shareholders of record at the close of business on October 12, 2001 will be entitled to vote at the Special Meeting. On October 12, 2001, the Fund had outstanding the following shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting.

BB&T INTERMEDIATE CORPORATE BOND FUND

      Class A Shares:                                          66,391.186
      Class B Shares:                                         222,861.464
      Class C Shares:                                           1,009.906
      Trust Shares:                                        11,032,932.501

     This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about November 1, 2001.

     BB&T Funds' Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2001. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by BB&T Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Investment Adviser for the BB&T Intermediate Corporate Bond Fund is BB&T Asset Management, LLC, 434 Fayetteville Mall, Raleigh, North Carolina, 27601, a wholly-owned subsidiary of Branch Banking and Trust Company.

     The Trust's administrator and principal underwriter is BISYS Fund Services, LP, 3435 Stelzer Road, Columbus, Ohio.

COPIES OF THE FUND'S ANNUAL REPORT DATED SEPTEMBER 30, 2000 AND SEMI-ANNUAL REPORT DATED MARCH 31, 2001 ARE AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-228-1872.

     As of October 12, 2001 the Fund believes that BB&T and its bank affiliates were the Shareholders of record of 87.428% of the Fund's Shares and had investment discretion with respect to 81% of the Fund's Shares. As a consequence, BB&T may be deemed to be a controlling person of the Fund under the 1940 Act.

     The following table sets forth, as of October 12, 2001 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power. To the knowledge of the Fund, no shareholder owned beneficially more than 5% of the outstanding shares of the BB&T Intermediate Corporate Bond Fund -- Class B Shares and Trust Shares.

           BB&T INTERMEDIATE CORPORATE BOND FUND -- CLASS A SHARES
-----------------------------------------------------------------------------
     NAME AND ADDRESS OF
       BENEFICIAL OWNER         NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
     -------------------        ----------------------    -------------------
Edna A. Oakley                         26,547.521                 39.99%
3976 Figsboro Road
Martinsville, VA 24112
Yolanda J. Peterson                     6,875.545                 10.36%
8653 Julian Road
Dunn, NC 28334
George W. Ashley                        6,366.422                  9.58%
594 Jordan Cook Road
Boone, NC 28607
Betsy W. Williams                       4,476.591                  6.74%
293 Williams Road
Rose Hill, NC 28458
Betty H. Wood                           4,348.353                  6.55%
2542 Glade Valley Road
Sparta, NC 28675
Helen J. Harrar                         4,185.691                  6.30%
816 Chalice Street
Durham, NC 27705

           BB&T INTERMEDIATE CORPORATE BOND FUND -- CLASS C SHARES
-----------------------------------------------------------------------------
     NAME AND ADDRESS OF
       BENEFICIAL OWNER         NUMBER OF SHARES OWNED    PERCENTAGE OF CLASS
     -------------------        ----------------------    -------------------
Eugene W. Whitman                         651.282                 64.49%
1705 Old Barn Road
Rocky Mount, NC 27804
J. David Flowers                          259.116                 25.66%
10 Afton Ct.
Greenville, SC 29601
BISYS Fund Services, Inc.                  99.508                  9.85%
60 State Street
Suite 1300
Boston, MA 02109

     As of October 12, 2001, the Officers and Trustees of the Fund own less than 1% of the outstanding Shares of the Fund.

NOVEMBER 1, 2001

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve an Investment Sub-Advisory Agreement between BB&T Asset Management, LLC ("BB&T" or the "Investment Adviser") and Federated Investment Management Company ("Federated" or the "Sub-Adviser") with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                  PROPOSAL (1)

                 APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
                       BETWEEN BB&T ASSET MANAGEMENT, LLC
                  AND FEDERATED INVESTMENT MANAGEMENT COMPANY

     On November 9, 2000, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act, unanimously approved on behalf of the Fund the proposed Investment Sub-Advisory Agreement between BB&T and Federated. A copy of the proposed Investment Sub-Advisory Agreement between BB&T and Federated is included as Exhibit A to this proxy statement. Under the proposed Investment Sub-Advisory Agreement, Federated would act as Sub-Adviser to the Fund with regard to selecting securities for that portion of the Fund's investments designated by BB&T for high yield investment and placing all orders for purchases and sales of such portion of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Fund's respective investment objective, policies and restrictions. Further, BB&T would notify Federated of the portion of the assets of the Fund to be managed by Federated under procedures and at intervals, with respect to such notification, as agreed upon by BB&T and Federated. The amount of such portion, currently limited to 15% of the Fund's total assets, would be determined at the sole discretion of BB&T and could be changed at any time.

CURRENT INVESTMENT ADVISORY CONTRACT

     At the present time, BB&T serves as investment adviser to the Trust pursuant to an investment advisory agreement dated February 1, 2001
 (the  "Investment

Advisory Agreement"). The predecessor Investment Advisory Agreement was last submitted to a vote of the initial shareholder of the Fund on December 1, 1999.(1) The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by BB&T. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Under the Investment Advisory Agreement, BB&T may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, BB&T continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, the Investment Adviser is entitled to a fee of sixty one-hundredths of one percent (0.60%) of the Fund's average daily net assets. The Investment Adviser and the Fund's administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.00% for Class A shares, 1.75% for Class B shares, 1.75% for Class C Shares, and 0.75% for Trust shares for the period beginning October 1, 2000 and ending on September 30, 2001. For the fiscal year ended September 30, 2000, the Fund paid investment advisory fees to the Investment Adviser equal to $190,383 after taking into account fee waivers/reimbursements.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

     Under the proposed Investment Sub-Advisory Agreement, if approved, BB&T will continue to have full responsibility for providing investment advisory services to the Fund. BB&T will discharge this responsibility in part through retention of Federated, at BB&T's sole expense, to manage the day-to-day investment program of the Fund. BB&T will oversee the activities of Federated and will be responsible for setting any policies it deems appropriate for Federated's activities, subject to the direction of the Fund's Trustees. Shareholders of the Fund will continue to receive the benefits of BB&T's supervision of the management of the Fund and, under the proposed arrangement, will receive the additional benefit of Federated's investment

---------------

(1)In 2000, Branch Banking and Trust Company (the "Bank"), the former investment adviser, reorganized its investment advisory division as BB&T Asset Management, LLC, a separate, wholly-owned subsidiary of the Bank. Management and investment advisory personnel of the Bank that provided investment management services to BB&T Funds continued to do so as the personnel of BB&T Asset Management, LLC. As a result, the reorganization was not an "assignment" of the investment advisory contract for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote was not required.

advisory services. The combined contributions of BB&T and Federated to the Fund's management should enhance the level of service to the Shareholders.

     Pursuant to the Investment Sub-Advisory Agreement, Federated will invest and manage a portion of the Fund's portfolio of securities designated by BB&T for high yield investment in accordance with the Fund's stated investment objective to the extent permitted by: the Fund's investment policies, limitations, procedures and guidelines; any additional objectives, policies or guidelines established by BB&T or by the Board that have been furnished in writing to Federated; the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder applicable to the Fund and the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. BB&T will notify Federated of such portion of the assets of the Fund to be managed by Federated under procedures and at intervals, with respect to such notification, as agreed upon by BB&T and Federated. The amount of such portion, currently limited to 15% of the Fund's total assets, will be determined at the sole discretion of BB&T and may be changed at any time. Subject to the supervision of BB&T and the Board, Federated will determine the structure and composition of such portion of the Fund's portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to the securities comprising the portfolio. Federated will bear those expenses expressly stated to be payable by it under the Investment Sub-Advisory Agreement.

     In consideration for the services provided and expenses assumed under the Investment Sub-Advisory Agreement, BB&T has agreed to pay Federated a fee, computed daily and paid monthly, at an annual rate of 0.45% of the Fund's average daily net assets up to $40 million in Fund assets, 0.40% of the Fund's average daily net assets above $40 million, but not exceeding $60 million, 0.30% of the Fund's average daily net assets above $60 million, but not exceeding $75 million, and 0.25% of the Fund's average daily net assets over $75 million. BB&T will bear the sole responsibility for the payment of the sub-advisory fee to Federated.

     The proposed Investment Sub-Advisory Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending November 28, 2003. Thereafter, the Investment Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The proposed Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act or termination of the Investment Advisory Agreement.

     The Trustees recommend that the Shareholders of the Fund vote to approve the proposed Investment Sub-Advisory Agreement, thereby appointing Federated as the Investment Sub-Adviser to the Fund. Approval by Shareholders of the Investment Sub-Advisory Agreement will not result in an increase in the contractual rate of any advisory or sub-advisory fees payable by the Fund, but will result in the payment of the sub-advisory fees by BB&T to Federated. Such sub-advisory fees are borne solely by BB&T and not by the Fund.

     The Investment Sub-Advisory Agreement provides that Federated will not be liable to BB&T, the Trust or any Shareholder of the Fund for any act or omission in the course of, or connected with its services under the Investment Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, or reckless disregard by Federated of its obligations or duties under the Agreement.

     In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service to be provided by Federated and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

     In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Investment Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

     The Trustees unanimously recommend that Shareholders of the Fund vote to approve the Proposed Investment Sub-Advisory Agreement.

                             ADDITIONAL INFORMATION

  INFORMATION ABOUT THE INVESTMENT ADVISER

     BB&T is the Investment Adviser for the Fund. BB&T is a wholly-owned subsidiary of Branch Banking and Trust Company (the "Bank"). The Bank is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina Corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2000, BB&T Corporation had assets of approximately $59.3 billion. Through its subsidiaries, BB&T Corporation operates over 854 banking offices in Georgia, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia, and Washington, D.C., providing a broad range of financial services to individuals and businesses.

     In addition to general commercial, mortgage and retail banking services, the Bank also provides trust, investment, insurance and travel services. The Bank has provided investment management services through its Trust and Investment and Investment Services Division since 1912. While the Bank has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. The Bank employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. The Bank has managed common and collective investment funds for its fiduciary accounts for more than 18 years. BB&T currently manages assets of more than $9 billion.

     The name, address, and principal occupation of the principal executive officer and each director of BB&T are as follows:

NAME AND ADDRESS                    POSITION(S) HELD WITH BB&T   PRINCIPAL OCCUPATION
----------------                    --------------------------   --------------------
Raymond Kirkman McCulloch           Chairman                    Executive Vice
434 Fayetteville Street                                         President, Branch
Raleigh, NC 27601                                               Banking & Trust
                                                                Company
Kenneth Larry Miller Jr.            Manager                     Executive Vice
150 South Stratford Road                                        President, Branch
Winston-Salem, NC 27104                                         Banking & Trust
                                                                Company
Keith Fitzhugh Karlawish            Manager and Senior Vice     Same
V 434 Fayetteville Street           President
Raleigh, NC 27601

NAME AND ADDRESS                    POSITION(S) HELD WITH BB&T   PRINCIPAL OCCUPATION
----------------                    --------------------------   --------------------
Richard Bayly Jones                 Manager and Senior Vice     Same
434 Fayetteville Street             President
Raleigh, NC 27601
David Ralph Ellis                   Manager and Senior Vice     Same
434 Fayetteville Street             President
Raleigh, NC 27601
David Christopher McMahon           Vice Chairman and           Same
434 Fayetteville Street             President
Raleigh, NC 27601
Mark Joseph Wenick                  Manager and Senior Vice     Same
434 Fayetteville Street             President
Raleigh, NC 27601
David Payne Nolan                   Manager and Vice President  Same
300 Summers Street, 5th Floor
Charleston, WV 25301
James Louis Luke                    Manager and Senior Vice     Same
434 Fayetteville Street             President
Raleigh, NC 27601
Kelly Ferguson Clark                Vice President and          Same
434 Fayetteville Street             Secretary
Raleigh, NC 27601

  INFORMATION ABOUT FEDERATED INVESTMENT MANAGEMENT COMPANY

     Federated is a registered investment adviser under the Investment Advisers Act of 1940. It was organized as a Delaware business trust on April 11, 1989. Federated is a wholly owned subsidiary of FII Holdings, Inc., a Delaware corporation organized on March 14, 1983. FII Holdings, Inc. is, in turn, a wholly owned subsidiary of Federated Investors, Inc., a Pennsylvania corporation organized on October 18, 1957. Federated, FII Holdings, Inc. and Federated Investors, Inc. ("Federated Investors") are all located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     Federated and other subsidiaries of Federated Investors advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated Investors was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

     The name, address, and principal occupation of the principal executive officer and each member of the board of managers of Federated are as follows:

                                 POSITION(S) HELD WITH
NAME AND ADDRESS                 FEDERATED                PRINCIPAL OCCUPATION
----------------                 ---------------------    --------------------
John F. Donahue Federated        Chairman               Chairman and Director,
Investors Tower                                         Federated Investors,
1001 Liberty Avenue                                     Inc.; Chairman,
Pittsburgh, PA 15222-3779                               Federated Investment
                                                        Management Company,
                                                        Federated Global
                                                        Investment Management
                                                        Corp. and Passport
                                                        Research, Ltd.
William D. Dawson, III           Trustee, Executive     Executive Vice
Federated Investors Tower        Vice President         President, Federated
1001 Liberty Avenue                                     Investment Counseling,
Pittsburgh, PA 15222-3779                               Federated Global
                                                        Investment Management
                                                        Corp., Federated
                                                        Investment Management
                                                        Company and Passport
                                                        Research, Ltd.
J. Christopher Donahue           Trustee, CEO, COO      Chairman and Director,
Federated Investors Tower                               Federated Investors,
1001 Liberty Avenue                                     Inc.; Chairman,
Pittsburgh, PA 15222-3779                               Federated Investment
                                                        Management Company,
                                                        Federated Global
                                                        Investment Management
                                                        Corp. and Passport
                                                        Research, Ltd.
Thomas R. Donahue                Trustee, Treasurer     Director, Vice
Federated Investors Tower                               President, Treasurer and
1001 Liberty Avenue                                     Chief Financial Officer,
Pittsburgh, PA 15222-3779                               Federated Investors,
                                                        Inc.

                                 POSITION(S) HELD WITH
NAME AND ADDRESS                 FEDERATED                PRINCIPAL OCCUPATION
----------------                 ---------------------    --------------------
Henry A. Frantzen                Trustee, Executive     Executive Vice
Federated Investors Tower        Vice President         President, Federated
1001 Liberty Avenue                                     Investment Counseling,
Pittsburgh, PA 15222-3779                               Federated Global
                                                        Investment Management
                                                        Corp., Federated
                                                        Investment Management
                                                        Company and Passport
                                                        Research, Ltd.;
                                                        Registered
                                                        Representative,
                                                        Federated Securities
                                                        Corp.; Vice President,
                                                        Federated Investors,
                                                        Inc.
J. Thomas Madden                 Trustee, Executive     Executive Vice
Federated Investors Tower        Vice President         President, Federated
1001 Liberty Avenue                                     Investment Counseling,
Pittsburgh, PA 15222-3779                               Federated Global
                                                        Investment Management
                                                        Corp., Federated
                                                        Investment Management
                                                        Company and Passport
                                                        Research, Ltd.; Vice
                                                        President, Federated
                                                        Investors, Inc.
Mark D. Olson                    Trustee                Principal, Mark D. Olson
Suite 301 Little Falls                                  & Company, L.L.C.;
Center Two                                              Partner, Wilson,
2751 Centerville Road                                   Halbrook & Bayard, P.A.
Wilmington, DE 19808

     The following table shows other investment companies advised by Federated with a high yield investment objective, similar to that portion of the Fund's assets managed by Federated. However, Federated does not sub-advise these investment companies.

                        MOST RECENT   ASSETS AS OF                ADVISORY FEE
                        FISCAL YEAR   FISCAL YEAR    ADVISORY   PAID AS OF FISCAL
FUND NAME                   END           END        FEE RATE       YEAR END
---------               -----------   ------------   --------   -----------------
Federated High
Income Bond Fund, Inc.    3/31/01       $1,842.6       0.75%       $14,412,688
Federated Insurance
Series High Income
Bond Fund II             12/31/00       $  214.6       0.60%       $ 1,338,108

                        MOST RECENT   ASSETS AS OF                ADVISORY FEE
                        FISCAL YEAR   FISCAL YEAR    ADVISORY   PAID AS OF FISCAL
FUND NAME                   END           END        FEE RATE       YEAR END
---------               -----------   ------------   --------   -----------------
'
Federated High Yield
Trust                     2/28/01       $  681.6       0.75%       $ 5,127,417
Travelers Series Trust
Federated High Yield
Portfolio                11/30/00       $   37.8       0.40%       $   183,285
American Skandia
Advisor
Funds, Inc. Federated
High Yield Bond Fund     10/31/00       $  116.0       0.25%       $   312,711
American Skandia Trust
Federated High Yield
Portfolio                12/31/00       $  496.2       0.30%         1,510,218
Variable Investors
Series
Trust High Income Bond
Fund                     12/31/00       $    5.9       0.45%       $    42,182
NSAT High Income Bond
Fund                     12/31/00       $   78.6       0.32%       $   249,199
Ohio National Fund,
Inc. High Income Bond
Portfolio                12/31/00       $   14.6       0.50%       $    68,477

  INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services, LP (the "Administrator" or "BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's Administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     BISYS also serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

                                      ***

PORTFOLIO TRANSACTIONS

     During the Fund's fiscal year ended September 30, 2001, the Fund paid $0 in brokerage commissions.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

NOVEMBER 1, 2001

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                                                       EXHIBIT A

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

     This Subadvisory Agreement (this "Agreement") is entered into as of the
               day of           , 2001 by and between BB&T Asset Management LLC,
a North Carolina limited liability company (the "Adviser"), and Federated Investment Management Company, a Delaware business trust ("FIC").

                                   RECITALS:

A. The Adviser has entered into an advisory agreement dated February 1, 2001, as amended (the "Advisory Agreement"), with BB&T Funds, a Massachusetts business trust (the "Company"), pursuant to which the Adviser provides portfolio management services to certain investment funds of the Company;

B. The Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers; and

C. The Adviser and the Board of Trustees (the "Board") of the Company desire to retain FIC to render portfolio management services in the manner and on the terms set forth in this Agreement.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Adviser and FIC agree as follows:

SECTION 1.  Appointment Of Subadviser.

     The Adviser hereby appoints FIC as subadviser of the investment fund of the Company set forth on Schedule 1 to this Agreement (the "Fund") and authorizes FIC, in its discretion and without prior consultation with the Adviser, to invest and manage that portion, if any, of the assets of the Fund as may be designated in writing by the Adviser to FIC from time to time in the Adviser's sole discretion (the "FIC Managed Assets"), in accordance with the Fund's stated investment objective to the fullest extent permitted by:

     (a) the Fund's investment policies, limitations, procedures and guidelines set forth in the documents listed on Schedules 2 and 3 to this Agreement;

     (b) any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FIC;

     (c) the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder applicable to the Fund; and

     (d) the provisions of Subchapter M of the Internal Revenue Code ("IRC") applicable to "regulated investment companies."

     Subject to the foregoing policies, limitations, procedures, guidelines, laws or regulations and the supervision of the Adviser and the Board, the Adviser authorizes FIC to determine the structure and composition of the portfolio of securities comprising the FIC Managed Assets, including the purchase, retention and disposition of, and exercise of all rights pertaining to, any such securities.

     Any designation by Adviser of the portion of the Fund's assets that are to be invested and managed by FIC hereunder shall be made in a manner mutually acceptable to FIC and the Adviser. The portion of the Fund's assets that are to be invested and managed by FIC hereunder may be changed at any time by Adviser in its sole discretion.

SECTION 2.  Representations and Warranties.

     SECTION 2.1.  REPRESENTATIONS AND WARRANTIES OF FIC

     FIC represents and warrants to Adviser as follows:

     (a) FIC is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     (b) This Agreement constitutes the legal, valid, and binding obligation of FIC, enforceable against FIC in accordance with its terms. FIC has the absolute and unrestricted right, power, and authority to execute and deliver this and to perform its obligations under this Agreement.

     (c) Neither the execution and delivery of this Agreement by FIC nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

         (i) any provision of FIC's Declaration of Trust or By-Laws;

         (ii) any resolution adopted by the board of trustees or the shareholders of FIC;

        (iii) any law, regulation or administrative or court order to which FIC may be subject; or

        (iv) any contract to which FIC is a party or by which FIC may be bound.

          FIC is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

     (d) FIC has furnished to the Adviser true and complete copies of all the documents listed on Schedule 3 to this Agreement.

     SECTION 2.2.  REPRESENTATIONS AND WARRANTIES OF THE ADVISER

     The Adviser represents and warrants to FIC as follows:

     (a) The Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of North Carolina.

     (b) This Agreement constitutes the legal, valid, and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms. The Adviser has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

     (c) Neither the execution and delivery of this Agreement by the Adviser nor the performance of any of its obligations hereunder will give any person the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:

         (i) any provision of the Adviser's Articles of Organization or Operating Agreement;

         (ii) any resolution adopted by the member or the managers of the Adviser;

        (iii) any law, regulation or administrative or court order to which the Adviser may be subject; or

        (iv) any contract to which the Adviser is a party or by which the Adviser may be bound.

          Except for the approval of the Board and of the Fund's shareholders as required by Section 15 of the 1940 Act, the Adviser is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the performance of any obligations hereunder.

     (d) The Adviser is a registered investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business.

     (e) The Adviser has furnished to FIC true and complete copies of all the documents listed on Schedule 2 to this Agreement.

SECTION 3.  Conditions to Agreement.

     FIC's and the Adviser's obligations under this Agreement are subject to the satisfaction of the following conditions precedent:

     (a) Receipt by FIC of a certificate of an officer of the Company stating that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the trustees, who are not interested persons of FIC or the Adviser, cast in person at a meeting of the Board called for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of the Company;

     (b) Receipt by FIC of certified copies of instructions from the Fund to its custodian designating the persons specified by FIC as "Authorized Persons" under the Fund's custody agreement;

     (c) The Fund's execution and delivery of a limited power of attorney in favor of FIC, in a form mutually agreeable to FIC, the Adviser and the Board;

     (d) Receipt by FIC of Board resolutions, certified by an officer of the Company, adopting all procedures and guidelines listed on Schedule 3 to this Agreement or any other exemptive rule or order that is or will become applicable to the Fund;

     (e) Receipt by FIC of complete copies, certified by an officer of the Company, of all other policies procedures, guidelines, and codes listed on Schedule 2 to this Agreement; and

     (f) Receipt by FIC or the Adviser, as the case may be, of any other documents, certificates or other instruments that such party may reasonably request from the other party.

SECTION 4.  Compensation.

     For the services provided under this Agreement, the Adviser will pay to FIC a fee equal to the product of the applicable annual rate set forth on Schedule 1 multiplied by the average daily net asset value of the FIC Managed Assets. Such fee will accrue daily and will be paid monthly to FIC on or before the last business day of the next succeeding calendar month. If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

SECTION 5.  Information and Reports.

     (a) The Adviser will promptly notify FIC of any material change in any of the documents listed on Schedule 2 to this Agreement and will provide FIC with copies of any such modified document. The Adviser will also provide

         FIC with a list, to the best of the Adviser's knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons. For purposes of this Agreement, the term "affiliated person" will have the same meaning as such term has under Section 2 of the Investment Company of 1940, as amended.

     (b) FIC will maintain books and records relating to its management of the FIC Managed Assets under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. FIC will permit the Adviser to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Prior to each Board meeting, FIC will provide the Adviser and the Board with reports regarding its management of the FIC Managed Assets during the interim period, in such form as may be mutually agreed upon by FIC and the Adviser. FIC will also provide the Adviser with any information regarding its management of the FIC Managed Assets required for any shareholder report, amended registration statement or prospectus supplement filed by any Fund with the SEC.

     (c) FIC shall promptly notify the Adviser in writing in the event that there is a change in any of FIC's principal managers providing services hereunder to the Adviser.

     (d) FIC shall promptly notify the Adviser in the event of a material change in the investment strategy or objectives of FIC with respect to the FIC Managed Assets.

SECTION 6.  Nonexclusive Agreement; Allocation of Transactions.

     (a) The investment management services provided by FIC hereunder are not to be deemed to be exclusive and FIC shall be free to render similar services to other advisers, investment companies, and other types of clients.

     (b) To the extent consistent with applicable law, FIC may aggregate purchase or sell orders with respect to the FIC Managed Assets with contemporaneous purchase or sell orders of other clients of FIC or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by FIC in the manner FIC reasonably considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

     (c) FIC will place purchase and sell orders with respect to the FIC Managed Assets with or through such banks, brokers, dealers, futures commission merchants or other firms dealing in Securities ("Brokers") as it determines, which may include brokers that are affiliated persons of FIC, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act. FIC will use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the services received. FIC may, however, select Brokers on the basis that they provide brokerage, research or other services or products to the Fund and/or other clients of FIC and its affiliated persons. In selecting Brokers, FIC may also consider the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.

     (d) The scope of FIC's engagement by the Adviser hereunder is limited to the management of certain assets, as designated by the Adviser, of the Fund. In no event shall this Agreement be construed to give FIC an exclusive right to manage any assets of the Fund or any other investment funds of the Company and FIC hereby acknowledges that the Adviser may from time to time in its sole discretion engage one or more other persons or entities to manage all or any portion of the assets of the Fund or any other investment fund of the Company.

SECTION 7.  Limitation of Liability.

     (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of FIC, or of reckless disregard by FIC of its obligations and duties hereunder, FIC shall not be subject to any liability to the Adviser, the Fund, the Company, any shareholder of the Fund, or to any person, firm or organization. Without limiting the foregoing, FIC shall not have any liability whatsoever for any investment losses incurred by the Fund, or arising from transactions by the Fund, prior to the date on which FIC assumes responsibility for the management of the FIC Managed Assets.

     (b) The Adviser, the Company, and the Fund are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of FIC and agree that the obligations assumed by FIC pursuant to this Agreement will be limited in any case to FIC and its assets and the Adviser, the Company, and the Fund shall not seek satisfaction of any such obligation from the shareholders of FIC, the trustees of FIC, officers, employees or agents of FIC, or any of them.

SECTION 8.  Term.

     This Agreement shall begin as of the date of its execution and shall continue in effect for a period of two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or FIC at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement will terminate automatically with respect to the Fund in the event of its assignment (as defined in the 1940 Act) or with respect to the Fund upon the termination of the Adviser's management agreement with the Fund.

SECTION 9.  Limited Power of Attorney.

     Subject to any other written instructions of the Adviser or the Company, FIC is hereby appointed the Fund's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FIC shall be requested by brokers, dealers, counter parties and other persons in connection with its management of the FIC Managed Assets. The Adviser hereby ratifies and confirms as good and effectual, at law or in equity, all that FIC and its officers and employees may do in FIC's capacity as attorney-in-fact. However, nothing herein shall be construed as imposing a duty on FIC to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Fund. Any person, partnership, corporation or other legal entity dealing with FIC in its capacity as attorney-in-fact hereunder for the Fund is hereby expressly put on notice that FIC is acting solely in the capacity as an agent of the Fund and that any such person, partnership, corporation or other legal entity must look solely to the Fund for enforcement of any claim against the Fund, as FIC assumes no personal liability whatsoever for obligations of the Fund entered into by FIC in its capacity as attorney-in-fact for the Fund.

SECTION 10.  General Provisions

     SECTION 10.1.  NOTICES

          All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

FIC:       Federated Investment Management Company
           1001 Liberty Avenue
           Pittsburgh, PA 15222-3779
           Attention: Carol Kayworth
           Facsimile No.: 412-288-7747

Adviser:   BB&T Asset Management, LLC
           434 Fayetteville Street Mall
           Raleigh, NC 27601
           Attention: E.G. Purcell, III
           Facsimile No.: 919-716-9004

     SECTION 10.2.  FURTHER ASSURANCES

          The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     SECTION 10.3.  WAIVER

          The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     SECTION 10.4.  ENTIRE AGREEMENT AND MODIFICATION

          This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This

     Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     SECTION 10.5.  ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

          Neither party may assign any of its rights under this Agreement without the prior consent of the other party. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Except as otherwise expressly provided herein, nothing contained in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     SECTION 10.6.  SEVERABILITY

          If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     SECTION 10.7.  SECTION HEADINGS, CONSTRUCTION

          The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     SECTION 10.8.  GOVERNING LAW

          This Agreement will be governed by the laws of the State of Pennsylvania without regard to conflicts of laws principles.

     SECTION 10.9.  COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                                 BB&T Asset Management, LLC

                                                 By: --------------------
                                                 Title: --------------------

                                                 Federated Investment Management
                                                 Company

                                                 By: --------------------
                                                 Title: --------------------

                    SCHEDULE 1 -- FUND AND SUBADVISORY FEES

                                SUBADVISORY FEE ON THE PORTION OF
                                THE ASSETS DESIGNATED PURSUANT TO
NAME OF FUND                                SECTION 1
------------                    ---------------------------------
BB&T Intermediate                  0.45% first $40 million;
  Corporate Bond Fund           0.40% above $40 million, but not
                                    exceeding $60 million;
                                0.30% over $60 million, but not
                                    exceeding $75 million;
                                0.25% over $75 million, but not
                                    exceeding $250 million;
                                   0.20% over $250 million.

                        SCHEDULE 2 -- FUND DOCUMENTATION

     1. Company's Declaration of Trust and Bylaws.

     2. Currently effective registration statement for each class of the Fund's shares and any pending amendments to such registration statement.

     3. Any supplements to any prospectus or statement of additional information for any class of the Fund's shares.

     4. Schedule of the current year's Board meetings, and the reports needed by the Board.

     5. In the event that FIC is instructed not to invest all of the Fund's securities in the High Income Bond Portfolio of Federated Core Trust, the Company will provide the following:

        (a) All applicable procedures and guidelines adopted by the Board or the Adviser regarding:

               - Repurchase agreements,

               - Evaluating the liquidity of securities, include restricted securities, municipal leases and stripped U.S. government securities,

               - Segregation of liquid assets in connection with reverse
                 repurchase agreements, firm commitments, standby commitments, short sales, options and futures agreements,

               - Derivative contracts and securities, and

               - Affiliated bank procedures.

     (b) Any master agreements that the Company has entered into on behalf of the Fund, including:

               - Master Repurchase Agreement,

               - Master Futures and Options Agreements,

               - Master Foreign Exchange Netting Agreements, and

               - Master Swap Agreements.

     (c) CFTC Rule 4.5 letter

     (d) Pricing and performance calculation entities and contact persons.

     (e) All applicable procedures and checklists required by the following exemptive rules and orders under the 1940 Act:

               - Rule 10f-3 (relating to affiliated underwriting syndicates),

               - Rule 17a-7 (relating to interfund transactions),

               - Rule 17e-1 (relating to transactions with affiliated Brokers),

               - Rule 17f-4 (relating to securities held in securities
                 depositories),

               - Rule 17j-1 (relating to a code of ethics),

               - Release No. IC-22903 (granting an exemption for the use of
                 "core funds"),

               - Release No. IC-22313 (granting an exemption for the purchase of affiliated money market funds)

               - Release Nos. IC-16602 and IC-19816 (granting an exemption for certain transactions with affiliated banks), and

               - Release No. IC-15243 (granting an exemption permitting the purchase of insurance from an affiliate and the settlement of claims therefrom).

                     SCHEDULE 3 -- SUBADVISER DOCUMENTATION

     1. Part II of FIC's Form ADV most recently filed with the SEC.

     2. All exemptive orders granted by the SEC that will become applicable to the Fund and the procedures and guidelines followed by FIC in accordance therewith.

                      BB&T INTERMEDIATE CORPORATE BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 28, 2001

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 28, 2001 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Mike Lockhart and Charles L. Booth, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:

PROPOSAL (1) Approval of the Investment Sub-Advisory Agreement between BB&T Asset Management, LLC and Federated Investment Management Company.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

PROPOSAL (2) Transaction of such other business as may properly come before the Special Meeting.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.

TO VOTE BY TELEPHONE

1.  Read the Proxy Statement and have your Proxy Card* below at hand.
2.  Call 1-800-690-6903.
3. Enter the 12-digit Control Number found on your Proxy Card and follow the simple instructions.


TO VOTE BY INTERNET

1.  Read the Proxy Statement and have your Proxy Card* below at hand.
2.  Go to the Website www.proxyvote.com.
3. Enter the 12-digit Control Number found on your Proxy Card and follow the simple instructions.

***IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING EHE NCLOSED ENVELOPE***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated June ___, 2001 and the Proxy Statement attached hereto:



        ------------------------------------------------------------------

                  Signature(s) of Shareholder(s)


                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------


IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***